UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2 to Current Report)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2007

PROSPERITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-25051	74-2231986
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4295 San Felipe Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 693-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No. 2 to the Current Report on Form 8-K of Prosperity Bancshares, Inc. (“Prosperity”) dated January 31, 2007 is filed for the purpose of filing the pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma consolidated combined financial statements of Prosperity are attached hereto as Exhibit 99.2:

Unaudited Pro Forma Consolidated Combined Balance Sheet as of September 30, 2006

Unaudited Pro Forma Consolidated Combined Statement of Income for the nine months ended September 30, 2006

Unaudited Pro Forma Consolidated Combined Statement of Income for the year ended December 31, 2005

(d) Exhibits.

The following materials are filed as exhibits to this Amendment No. 2 to Current Report on Form 8-K/A:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Reorganization, dated as of July 16, 2006, as amended, by and between Prosperity Bancshares, Inc. and Texas United Bancshares, Inc. (incorporated herein by reference to the Exhibit 2.1 to Prosperity’s Registration Statement on Form S-4 (Registration No. 333-138026)).

10.1	Non-Competition, Non-Solicitation and Confidentiality Agreement, dated as of January 31, 2007, by and between L. Don Stricklin, Texas United and Prosperity (incorporated herein by reference to Exhibit 10.1 to Prosperity’s Current Report on Form 8-K filed on February 2, 2007).

99.1	Press Release issued by Prosperity dated February 1, 2007 (incorporated herein by reference to Exhibit 99.1 to Prosperity’s Current Report on Form 8-K filed on February 2, 2007).

99.2	Unaudited pro forma consolidated combined financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC. (Registrant)

Dated: April 16, 2007	By:	/s/ James D. Rollins III
James D. Rollins III
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Reorganization, dated as of July 16, 2006, as amended, by and between Prosperity Bancshares, Inc. and Texas United Bancshares, Inc. (incorporated herein by reference to the Exhibit 2.1 to Prosperity’s Registration Statement on Form S-4 (Registration No. 333-138026)).

10.1	Non-Competition, Non-Solicitation and Confidentiality Agreement, dated as of January 31, 2007, by and between L. Don Stricklin, Texas United and Prosperity (incorporated herein by reference to Exhibit 10.1 to Prosperity’s Current Report on Form 8-K filed on February 2, 2007).

99.1	Press Release issued by Prosperity dated February 1, 2007 (incorporated herein by reference to Exhibit 99.1 to Prosperity’s Current Report on Form 8-K filed on February 2, 2007).

99.2	Unaudited pro forma consolidated combined financial statements.